                                                          OCEAN ENERGY, INC.

                                                      DIRECTORS COMPENSATION PLAN

                                                         Adopted July 19, 2001

                                                          OCEAN ENERGY, INC.
                                                      DIRECTORS COMPENSATION PLAN

                                                           Table of Contents

                                                          OCEAN ENERGY, INC.
                                                      DIRECTORS COMPENSATION PLAN

                                                               PREAMBLE

         WHEREAS,  Ocean Energy, Inc. (the "Company") desires to adopt the Ocean Energy, Inc. Directors  Compensation Plan (the "Plan")
in order to set forth the cash and stock  compensation  payable to Directors (as defined below) by the Company,  including stock awards provided pursuant to other plans of the Company;

         NOW, THEREFORE, the Company hereby adopts the Plan as set forth herein, effective as of January 1, 2002.

SECTION 1.

                                                              DEFINITIONS

         For purposes of the Plan, the following terms shall have the meaning indicated:

1.1      Board means the Board of Directors of the Company.

1.2      Committee means the Nominating Committee of the Board.

1.3      Company Stock means the common stock, par value $.10 per share, of the Company.

1.4      Director means a member of the Board who is not also an employee of the Company or a subsidiary thereof.

1.5      Restricted  Stock  means a share of  Company  Stock  granted  pursuant  to this Plan  that,  prior to  vesting,  is subject to forfeiture and is not transferable by the Director.

1.6      Treasury Stock means issued shares of Company Stock that are held by the Company.

1.7      Years of Service  means the number of years that a Director has served on the Board  (including  the board of directors of any predecessor corporation that has merged with the Company), with any fractional parts of a year measured in whole calendar months.

SECTION 2.

                                                            ADMINISTRATION

2.1      Administration.  Except as otherwise  specifically  provided  herein,  the Plan shall be  administered  by the Committee.  The
Committee  shall have the complete  authority  and power to interpret  the Plan,  prescribe,  amend and rescind  rules  relating to its administration,  determine a person's  right to a payment and the amount of such payment,  and to take all other  actions  necessary or desirable  for the  administration  of the Plan.  All actions  and  decisions  of the  Committee  shall be final and  binding  upon all persons.  In certain  cases  arising  under the Plan,  action or approval  must be taken by either the full Board or by a committee  of
"non-employee directors", as described in Rule 16b-3 promulgated by the Securities Exchange Commission.

SECTION 3.

                                                             PARTICIPANTS

3.1      Participants.  Each Director shall be a participant in the Plan.

SECTION 4.

                                                               BENEFITS

4.1      Annual  Retainer.  Subject to any elections  made by the Director  under the Company's  Outside  Directors  Deferred Fee Plan, each  calendar  year each Director  shall be paid an annual  retainer in cash in the amount of $37,500  (plus an additional  $5,000 for each committee of the Board of which the Director is the  chairman),  which shall be payable in equal  quarterly  amounts on or as soon as reasonably  practical following the end of each calendar quarter in such year; provided,  however,  that a Director who ceases to be a Director  during a quarter,  without regard to the reason,  shall be paid a prorated  portion of the retainer  otherwise  payable for such quarter based on the number of days during such quarter that the  individual  served as a Director over the number of days in such quarter.

4.2      Meeting Fees.  Subject to any elections made by the Director under the Company's  Outside  Directors  Deferred Fee Plan,  each
Director  shall be paid $1,500 for each  meeting of the Board that such  Director  attends and $1,250 for each  committee  meeting that such Director attends.

4.3      Annual  Restricted  Stock Grant.  Each year on the first day on which the major stock  exchanges  are open,  each  Director on such date shall be granted  1,000 shares of  Restricted  Stock.  Shares of Restricted  Stock shall become  vested  (nonforfeitable  and transferable)  as to (i) [34% of the  shares on the  first  anniversary  of the date of grant,  (ii) an  additional  33% on the  second anniversary of the date of grant,  and (iii) the remaining 33% on the third  anniversary  of the date of grant,]  provided the Director continues to serve as a Director on such  applicable  anniversary  date.  The shares of  Restricted  Stock  automatically  shall become fully vested upon a Change in Control (as defined in the Company's  2001 Long-Term  Incentive  Plan or any successor  thereto) and also upon the  Director's  termination  from the Board due to his death or a disability  (as  determined  by the  Committee).  If a Director ceases to be a member of the Board for any reason other than death or a disability  approved by the  Committee,  all shares of unvested
Restricted  Stock  then held by the  Director  shall be  automatically  forfeited  on such  termination.  Any  Restricted  Stock may be evidenced in such manner as the Committee shall deem appropriate,  including,  without limitation,  book-entry registration or issuance of a stock  certificate  or  certificates.  In the  event a  certificate  representing  Restricted  Stock  is  issued  hereunder,  such certificate  shall be registered in the name of the Director and shall bear an appropriate  legend  referring to the terms,  conditions and  restrictions  applicable to such  Restricted  Stock and, during the restricted  period,  shall be left on deposit with the Company with a stock power endorsed in blank.  Directors shall have the right to receive  dividends paid on their  Restricted Stock and to vote such shares.  Restricted Stock may not be sold,  pledged,  transferred or encumbered during the restricted period other than by will or the laws of descent and distribution.

         Notwithstanding  anything in the Plan to the contrary,  grants of shares of Restricted  Stock may only be made  hereunder from shares of Treasury  Stock.  In the event the number of shares of  Treasury  Stock is  insufficient  on any date to make all such grants provided for in this Section 4.3 in full,  then all  Directors  who are entitled to receive  grants on such date shall share ratably in the number of shares of Treasury Stock available.

4.4      Annual Stock Option Grants.  Each Director shall be entitled to receive stock options (and other  stock-based  awards, if any)
granted pursuant to the terms of the Company's 1999 and/or 2001 Long-Term Incentive Plan (or any successor plan), as applicable.

4.5      Severance  Benefit.  Upon a Director's  termination  from the Board due to any of the  following  events:  (i) the Director is not re-elected by the  stockholders of the Company,  (ii) the Director's death or a disability,  as determined by the Committee,  (iii)
the Director is not recommended for  re-election by the Board and does not stand for  re-election,  (iv) the Director does not continue as a member of the Board (or the board of  directors  of a  successor  to the  Company)  upon a Change in  Control  (as  defined in the
Company's 2001 Long-Term  Incentive Plan (or any successor  plan)),  or (v) the Company (or its successor) ceases to be an independent, publicly  traded entity,  the Director shall be paid, in a lump sum within five business days of such  termination,  an amount equal to the product of his Years of Service,  including  fractional parts thereof,  (not to be less than one or to exceed five) and the highest annual cash retainer in effect prior to such termination.

SECTION 5.

                                                          GENERAL PROVISIONS

5.1      Termination and Amendment.  The Board may from time to time amend,  suspend or terminate the Plan or a benefit  hereunder,  in whole or in part;  provided,  however,  no amendment,  suspension or  termination of the Plan or a benefit  hereunder may,  without the written consent of such Director,  impair the right of a Director to receive any benefit already accrued or awarded  hereunder prior to the effective date of such amendment, suspension or termination.

5.2      Applicable  Law.  The Plan shall be  construed  and  governed in  accordance  with the laws of the State of  Delaware  without regard to conflicts of laws principles.

         Executed this ________________, 2001, effective for all purposes as of January 1, 2002.

                                                              OCEAN ENERGY, INC.

                                                              By:
                                                                  Name:
                                                                  Title: